UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 26, 2010

AMERELITE SOLUTIONS™, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52846	76-0766174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3122 W. Clarendon Ave., Phoenix, AZ	85017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(602) 233-0540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Corporate Counsel William O'Neal recently retired and has resigned as corporate counsel.  Effective June 26, 2010, the Company has retained Richard L. Brooks, The Brooks Law Firm., P.C. 8849-1 South 51st Street Phoenix, Arizona 85044 Tel # 602-694-6644, as its new Corporate Counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERELITE SOLUTIONS, INC.

Date: July 2, 2010	By:	/s/ Robert L. Knapp
Robert L.Knapp
Principal Executive Officer Principal Financial Officer